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                                                                     EXHIBIT 23
INDEPENDENT AUDITORS' CONSENT

New England Business Service, Inc.:

We consent to the incorporation by reference in Registration Statement Nos. 2-69422, 2-72662, 33-38925, 33-43900 and 33-56227 of New England Business
Service, Inc. on Form S-8 of our reports dated July 26, 1996, appearing and incorporated by reference in the Annual Report on Form 10-K of New England Business Service, Inc. for the year ended June 29, 1996.



Boston, Massachusetts
September 11, 1996